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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
 August 22, 1996

PROFFITT'S, INC.
(Exact name of registrant as specified in its charter)




     TENNESSEE               0-15907          62-0331040
     (State or other     (Commission File    (IRS Employer
     jurisdiction of     Number)             Identification
     incorporation)                               No.)

     P.O. Box 9388, Alcoa, TN                       37701
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (423) 983-7000
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Item 5.  Other Events.

     On August 22, 1996, the registrant issued a press release announcing its results for the quarter and six months ended August 3, 1996. A copy of the press release is incorporated herein by reference and is attached as Exhibit 99.1 hereto.

     On August 26, 1996, the registrant issued a press release announcing the commencement of a consent solicitation of the holders of the 9 7/8% Senior Subordinated Notes due 2003 of
Parisian, Inc. Copies of the press release and the consent solicitation statement are incorporated herein by reference and are attached hereto as Exhibits 99.2 and 99.3.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number         Description

99.1           Press release dated August 22, 1996.
99.2           Press release dated August 26, 1996.
99.3           Consent solicitation statement dated August 23,
1996.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROFFITT'S, INC.


Date:  August 30, 1996            /s/ R. Brad Martin
                                   R. Brad Martin
                                   (Printed)

                                   Chairman of the Board
                                   and Chief Executive
                                   Officer
                                   (Title)